Exhibit 99.1

Jack Cooper Enterprises, Inc. and Jack Cooper Holdings Corp. Announce Definitive Agreement with Ad Hoc Group of Noteholders for Consensual Restructuring and Amendment and Extension of Offers

ATLANTA, June 15, 2017 — Jack Cooper Enterprises, Inc.  (“JCEI”) and Jack Cooper Holdings Corp. (“JCHC” and, together with JCEI, the “Company”) announced today the Company has signed a definitive restructuring support agreement with an ad hoc group (the “Ad Hoc Group”) of holders of the JCHC 9.25% Senior Secured Notes due 2020 (the “JCHC Notes”) on the terms of a consensual restructuring transaction (the “JCHC Support Agreement”). The Ad Hoc Group holds 77.4% of the JCHC Notes.  The Ad Hoc Group is also working together with other noteholders that together with the Ad Hoc Group hold approximately 89.2%  of the JCHC Notes and 26.1%  of the JCEI 10.50%/11.25% Senior PIK Toggle Notes due 2019 (the “JCEI Notes” and together with the JCHC Notes, the “Existing Notes”).

The economic terms of the Amended Offers (as defined below) and the Consent Solicitations (as defined below) contemplated by the JCHC Support Agreement are set forth in the table below.

Notes	Principal Amount Outstanding	Offer Consideration(1)	Consent Payment / Forbearance Fee(1)	Total Consideration(1)(2)(3)

JCEI Notes	$58,640,415	$138.50 in cash	$11.50	$150

JCHC Notes	$375,000,000	$500 in cash and 0.825 warrants to purchase shares of Class B common stock of JCEI	$50	$550 in cash and 0.825 warrants to purchase shares of Class B common stock of JCEI

(1)	For each $1,000 principal amount of JCEI Notes and JCHC Notes, as applicable, subject to any rounding as described herein.
(2)	Includes Consent Payment/Forbearance Fee.
(3)	No accrued interest will be paid on the Existing Notes in connection with the Amended Offers with respect to the Existing Notes purchased or exchanged in the Amended Offers.

Pursuant to the terms of the JCHC Support Agreement, the Company has:

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amended and extended the offer to purchase (the “Amended Tender Offer”) any and all of the outstanding JCEI Notes for cash and a related solicitation of consents (the “JCEI Consent Solicitation”) to amend the JCEI Notes and related indenture and to a general release and waiver of claims (the “JCEI Consents”); and

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amended and extended the offer to exchange (the “Amended Exchange Offer” and, together with the Amended Tender Offer, the “Amended Offers”) any and all of the JCHC Notes for (a) cash and (b) warrants issued by JCEI exercisable for shares of Class B common stock of JCEI and a related solicitation of consents (the “JCHC Consent Solicitation” and, together with the JCEI Consent Solicitation, the “Consent Solicitations”) to amend the JCHC Notes and related indenture, release the collateral securing the JCHC Notes and consent to a general release and waiver of claims (the “JCHC Consents” and together with the JCEI Consents, the “Consents”).

In conjunction with the Amended Offers, the Company is also soliciting votes (the “Plan Solicitation”) to accept a prepackaged plan of reorganization (the “Plan”).  As described below, pursuant to the JCHC Support Agreement, the Ad Hoc Group has agreed to use commercially reasonable efforts to support and consummate the transactions contemplated by the Offering Memorandum and Disclosure Statement, including to tender their Existing Notes pursuant to the terms of the Amended Offers, deliver their applicable Consents in the Consent Solicitations and vote in favor of the Plan.

The Amended Offers, the Consent Solicitations and the Plan Solicitation will expire at 12:01 a.m., New York City time, on June 29, 2017, unless extended (such date and time, as may be extended, the “Expiration Time”).

To be eligible to receive the Total Consideration, Eligible Holders (as defined below) must validly tender their Existing Notes, deliver Consents, vote to accept the Plan and enter into the applicable Support Agreement (as defined below) before the Expiration Time.  As of 5:00 p.m., New York City time, on June 14, 2017, 69.62% of the JCEI Notes had been validly tendered and not withdrawn and 3.18% of the JCHC Notes had been validly tendered and not withdrawn in the original offers. Existing Notes that were tendered and related Consents that were delivered prior to the date hereof will be returned. Accordingly, any previously tendered Existing Notes and delivered Consents must be retendered and redelivered in connection with the Amended Offers, the Consent Solicitations and the Plan Solicitation.

The terms of the Amended Offers, Consent Solicitations and Plan Solicitation are described more fully in an Amended and Restated Offer to Purchase and Offering Memorandum and Disclosure Schedule Soliciting Acceptances of a Prepackaged Plan of Reorganization,  dated as of June 15, 2017 (the “Offering Memorandum and Disclosure Statement”).

Commitment Letter for New Secured Notes

Concurrently with the consummation of the Amended Offers and the Consent Solicitations, JCHC expects to issue and sell a new series of 13.75% senior secured notes due 2023 (the “New Secured Notes”) (such issuance and sale, the “New Secured Notes Offering”). On June 15, 2017, the Company entered into a binding commitment letter with Solus Alternative Asset Management LP (“Solus”) related to the proposed New Secured Notes Offering.  The proceeds from the New Secured Notes Offering would be used, together with cash on hand, to fund the cash portions of the Amended Offers, if consummated, and the Consent Solicitations and to pay fees and expenses incurred by the Company in connection with the Amended Offers, the Consent Solicitations, the Plan Solicitation and the New Secured Notes Offering.

Conditions to the Amended Offers and the Consent Solicitations

The Amended Offers are conditioned upon (i) receipt by JCHC of net proceeds from the New Secured Notes Offering sufficient, together with cash on hand, to fund the cash consideration payable in the Amended Offers and the Consent Solicitations and fees and expenses incurred by the Company in connection with the Amended Offers, the Consent Solicitations and the New Secured Notes Offering, (ii) there being validly tendered and delivered, and not withdrawn or revoked, JCEI

Notes and JCEI Consents from holders of at least 97% in aggregate principal amount of outstanding JCEI Notes, (iii) there being validly tendered and delivered and, not withdrawn or revoked, JCHC Notes and JCHC Consents from holders of at least 97% in aggregate principal amount of outstanding JCHC Notes, (iv) the Existing JCEI Notes Supplemental Indenture (as defined in the Offering Memorandum and Disclosure Statement) being executed and delivered by JCEI and the trustee of the JCEI Notes and the Existing JCHC Notes Supplemental Indenture (as defined in the Offering Memorandum and Disclosure Statement) being executed and delivered by JCHC, the guarantors party thereto and the trustee of the JCHC Notes and (v) the satisfaction of certain other conditions to the Amended Offers and the Consent Solicitations set forth in the Offering Memorandum and Disclosure Statement, including the JCHC Support Agreement Conditions (as defined in the Offering Memorandum and Disclosure Statement), which requires, among other things, that the JCHC Support Agreement shall not have been terminated.

The Plan and Plan Solicitation

The Plan Solicitation is being made to all holders of Existing Notes. In the event the conditions to the Amended Offers and Consent Solicitations are not satisfied or waived, but the Company receives votes to accept the Plan such that such holders’ respective classes constitute an accepting class for purposes of the Bankruptcy Code section 1129(a)(8), which requires votes to accept the Plan from the holders of (i) at least 66 2/3% in aggregate principal amount of each series of Existing Notes that cast Ballots with respect to the Plan and (ii) more than 50% in number of holders of each series of Existing Notes that cast Ballots with respect to the Plan (the “Requisite Acceptance Vote”), the Company plans to file Chapter 11 Cases to consummate the Plan. In addition, if at any time the Company for any reason determines that it would be advantageous, the Company may also seek to file petitions under Chapter 11 of the Bankruptcy Code to consummate the Plan. Pursuant to the Plan, all outstanding Existing Notes will be cancelled and discharged. Holders of JCEI Notes will receive, for each $1,000 principal amount of such holder’s JCEI Notes, the JCEI Notes Total Consideration less the JCEI Notes Forbearance Fee. Holders of JCHC Notes that will receive, for each $1,000 principal amount of such holder’s JCHC Notes, the JCHC Notes Total Consideration less the JCHC Notes Forbearance Fee.

Holders of JCEI Notes who sign a Support Agreement will receive the JCEI Notes Forbearance Fee.  Holders of JCHC Notes who sign a Support Agreement will receive the JCHC Notes Forbearance Fee.

All other classes of claims and interests will either be reinstated in accordance with Section 1124(2) or otherwise remain unaffected by the Chapter 11 Cases.  Accordingly, all such other classes of claims and interests are unimpaired, are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code, and, therefore, will not be entitled to vote to accept or reject the Plan.

Restructuring Support Agreements

As noted above, pursuant to the JCHC Support Agreement, the Ad Hoc Group has agreed (and those that become parties thereto after the date hereof by executing joinders will agree), among other things, to (i) use commercially reasonable efforts to support and consummate the transactions contemplated by the Offering Memorandum and Disclosure Statement, including tendering, and not withdrawing, their JCHC Notes, delivering, and not revoking, their Consents to the JCHC

Notes Proposed Amendments and the JCHC General Release (each as defined in the Offering Memorandum and Disclosure Statement) and voting in favor of the Plan, (ii) not support any other plan or restructuring transaction or take any other action that is inconsistent with, or would be expected to impede any of the transactions contemplated by the Offering Memorandum and Disclosure Statement, and (iii) to the extent such holder of JCHC Notes is also a holder of JCEI Notes, to use commercially reasonable efforts to tender, and not withdraw, their JCEI Notes and deliver, and not revoke, their Consents to the JCEI Proposed Amendments and the JCEI General Release (each as defined in the Offering Memorandum and Disclosure Statement).

In connection with the Amended Offers, the Consent Solicitations and the Plan, the Company will also enter into a restructuring support agreement (the “JCEI Support Agreement” and together with the JCHC Support Agreement, the “Support Agreements”)  with holders of JCEI Notes (unless such holder of JCEI Notes is already party to the JCHC Support Agreement). Pursuant to the JCEI Support Agreement, the holders of JCEI Notes who become signatories will agree, among other things, to (i) use commercially reasonable efforts to support and consummate the transactions contemplated by the Offering Memorandum and Disclosure Statement, including tendering, and not withdrawing, their JCEI Notes, delivering, and not revoking, their Consents to the JCEI Notes Proposed Amendments and the JCEI General Release and voting in favor of the Plan and (ii) not support any other plan or restructuring transaction or take any other action that is inconsistent with, or would be expected to impede any of the transactions contemplated by the Offering Memorandum and Disclosure Statement.

Additional Information

The Plan should be considered separately from the Amended Offers and the Consent Solicitations, and any vote to accept the Plan is final and binding, unless the Company subsequently reopens modification rights or modifies the Plan such that resolicitation is required under the Bankruptcy Code.

The warrants issued by JCEI exercisable for shares of Class B common stock of JCEI in the Amended Exchange Offer (the “Exchange Warrants”) have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act, or any state or foreign securities laws. The Exchange Warrants may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. With respect to the JCHC Notes, only persons who (i) certify that they are “qualified institutional buyers”  (“QIBs”) within the meaning of Rule 144A under the Securities Act, (ii) certify that they are “accredited investors” as defined by Rule 501 of Regulation D under the Securities Act, or (iii) certify that they are not “U.S. person” and are outside of the United States within the meaning of Regulation S under the Securities Act (such persons, “JCHC Eligible Holders”) are authorized to participate in the Amended Offers and the Consent Solicitations. With respect to the JCEI Notes, all holders of such JCEI Notes (such persons, “JCEI Eligible Holders” and together with JCHC Eligible Holders, “Eligible Holders”) are authorized to participate in the Amended Offers and the Consent Solicitations.

Requests for documents should be directed to D.F. King & Co., Inc., the Information Agent and the Tender and Exchange Agent for the Amended Offers and the Consent Solicitations, at (212) 269‑5550 (for banks and brokers) or (800) 755‑7250 (for noteholders) or by email at jc@dfking.com. Eligible Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Amended Offers, the Consent Solicitations and the Plan Solicitation. Requests for information regarding the Plan and procedures for submitting the requisite documents related to the Plan Solicitation should be directed to Donlin,  Recano & Company, Inc., the voting agent in connection with the Plan Solicitation, at (212) 481‑1411 or by email at DRCVote@DolinRecano.com.

This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to exchange any of the Existing Notes or the solicitation of consents nor does this press release constitute an offer of the New Secured Notes. The Amended Offers and the Consent Solicitations are being made pursuant to the offering documents, including the offer to purchase and offering memorandum and related consent and letter of transmittal that JCEI and JCHC are distributing to Eligible Holders of the Existing Notes. The Amended Offers and the Consent Solicitations are not being made to holders of the Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities or other laws of such jurisdiction. None of the Company, the Information Agent, the Tender and Exchange Agent, the Voting Agent or their respective affiliates is making any recommendation as to whether or not holders should exchange all or any portion of their Existing Notes in the Amended Offers, deliver consents in the Consent Solicitations or vote in the Plan Solicitation.

About the Company

The Company is a specialty transportation and other logistics provider and the largest over-the-road finished vehicle logistics company in North America. The Company provides premium asset-heavy and asset-light based solutions to the global new and previously-owned vehicle markets, specializing in finished vehicle transportation and other logistics services for major automotive original equipment manufacturers and for fleet ownership companies, remarketers, dealers and auctions. The Company is a certified Woman-Owned Business Enterprise by the Woman’s Business Enterprise Council (the “WBENC”). The Company does not expect the consummation of the Amended Offers to impact its certification by the WBENC.

Forward-Looking Statements

Statements made in this news release which describe the Company’s intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” or similar expressions. Examples of forward-looking statements in this news release are statements about the expected size and timing of the Amended Offers, the Consent Solicitations and Plan Solicitation and the expected timing of the New Secured Notes Offering. The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty and the Company’s actual results could differ materially from those expressed or implied in such statements. The Company does not intend, and it disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things the risks described under the caption “Risk Factors” in JCHC’s Annual Report for the year ended December 31, 2016.